UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☒	Soliciting Material under §240.14a-12

EXTENDED STAY AMERICA, INC.

ESH HOSPITALITY, INC.

(Name of Registrant as Specified In Its Charter)

N/A

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ISS RECOMMENDS EXTENDED STAY AMERICA SHAREHOLDERS VOTE FOR THE AMENDED TRANSACTION WITH BLACKSTONE AND STARWOOD CAPITAL

PROXY ADVISOR REVERSES PREVIOUS POSITION, RECOMMENDS INCREASED $20.50 PER PAIRED SHARE MERGER PRICE

CHARLOTTE, N.C., June 4, 2021 (GLOBE NEWSWIRE) – Extended Stay America, Inc. (“ESA”) and its paired-share REIT, ESH Hospitality, Inc. (“ESH” and, together with ESA, “Extended Stay” or the “Company”) (NASDAQ: STAY) today announced that Institutional Shareholder Services Inc. (“ISS”), a leading independent proxy advisory firm, has reversed its prior voting recommendation.

It recommends that Extended Stay shareholders vote FOR the now amended and higher $20.50 per paired share acquisition agreement with a 50/50 joint venture between funds managed by Blackstone Real Estate Partners (“Blackstone”) and Starwood Capital Group (“Starwood Capital”) at the Company’s Special Meetings of Shareholders, which is scheduled to be adjourned to June 11, 2021.

Doug Geoga, Chairman of the Boards of the Company, said, “The ISS recommendation is consistent with our firm belief that this transaction is the right outcome for shareholders and provides superior value to our continued operation as a public company.

“In addition to the unanimous support of our Boards, we are also pleased to note that the transaction is now supported by a number of our large shareholders who had previously expressed concerns.”

Bruce Haase, CEO and President of the Company, added, “This is the best path for immediate and certain value creation for Extended Stay shareholders.”

The Company also highlighted commentary today from sell-side research firm Jefferies, which said, “If the measure were to fail, the stock could trade into the <$15 range temporarily, roughly 24% lower than the proposed offer, in our estimation.”1

Extended Stay shareholders are reminded that their vote is extremely important, no matter how many shares they own. To follow the recommendations of ISS and the Company’s Boards, shareholders should vote “FOR” the proposal on the WHITE proxy card today to approve the transaction and secure the certain, immediate and compelling value of $20.50 per paired share in cash.

The amended merger agreement has been unanimously approved by the entire boards of directors of both ESA and ESH. As previously announced, the Special Meetings will be adjourned to June 11, 2021, at 8:30 a.m., Eastern Time (for ESA) and 9:30 a.m., Eastern Time (for ESH). The Special Meetings will be held exclusively online via a live audio webcast at www.virtualshareholdermeeting.com/STAY2021SM. The record date for the Special Meetings is April 19, 2021.

Shareholders who have already voted in favor of the transaction do not need to recast their votes. Proxies previously submitted will be voted at the Special Meetings unless properly revoked. Shareholders who have not already voted or wish to change their vote are encouraged to do so. Voting today by internet, telephone, or mail cancels any vote previously cast. Only the latest dated proxy, internet or telephonic vote counts. If you have any questions, or need assistance in voting your shares, please immediately contact Okapi Partners LLC, our proxy solicitor, at (877) 629-6357 (toll-free) or at info@okapipartners.com.

[1]	Permission to quote neither sought nor given.

About the Company

Extended Stay America, Inc. (“ESA”) and its brand Extended Stay America® is the leading brand in the mid-priced extended stay segment in the U.S. with 652 hotels. ESA’s subsidiary, ESH Hospitality, Inc., is the largest lodging REIT in North America by unit and room count, with 564 hotels and approximately 62,500 rooms in the U.S. ESA also franchises an additional 88 Extended Stay America® hotels. Visit www.esa.com for more information.

Contacts:

Media:

jim.fingeroth@kekstcnc.com, ruth.pachman@kekstcnc.com, or ross.lovern@kekstcnc.com

Investors:

Rob Ballew

ir@esa.com

(980) 345-1546

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Extended Stay America, Inc. and ESH Hospitality, Inc. (together, the “Companies”) by a joint venture of Blackstone Real Estate Partners and Starwood Capital Group. In connection with the proposed transaction, on April 26, 2021, the Companies filed with the Securities and Exchange Commission (“SEC”) a definitive joint proxy statement and on June 3, 2021, the Companies filed with the SEC a supplement to the joint proxy statement. STOCKHOLDERS OF THE COMPANIES ARE ADVISED TO READ THE DEFINITIVE JOINT PROXY STATEMENT, THE SUPPLEMENT AND OTHER SOLICITING MATERIAL THE COMPANIES HAVE FILED WITH THE SEC BECAUSE THEY CONTAINS IMPORTANT INFORMATION. Investors may obtain a free copy of the definitive joint proxy statement, the supplement and other relevant documents filed by the Companies with the SEC at the SEC’s Web site at http://www.sec.gov. The definitive joint proxy statement, the supplement and such other documents filed with the SEC may also be obtained for free from the Investor Relations section of the Companies’ web site (https://www.aboutstay.com/investor-relations) or by directing a request to the Companies at ir@esa.com.

Forward-Looking Statements

Certain statements contained in this document constitute “forward-looking statements” within the meaning of the federal securities laws. All statements other than statements of historical facts included in this document may be forward-looking, including statements regarding, among other things, the Companies’ ability to meet their debt service obligations, future capital expenditures (including future acquisitions and hotel renovation programs), their distribution policies, their development, growth and franchise opportunities, anticipated benefits or use of proceeds from dispositions, their plans, objectives, goals, beliefs, business strategies, business conditions, results of operations, financial position and business outlook, business trends and future events, including the COVID-19 pandemic, its effects on the foregoing, government actions taken in response to the COVID-19 pandemic and actions that the Companies have taken or plan to take in response to the pandemic and such effects. When used in this document, the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “look forward to” and variations of such words or similar expressions are intended to identify forward-looking statements. The forward-looking statements are not historical facts, and are based upon the Companies’ current expectations, beliefs, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond their control. There can be no assurance that management’s expectations, beliefs, estimates and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements.

There are a number of risks, uncertainties and other important factors, many of which are beyond the Companies’ control, that could cause their actual results to differ materially from the forward-looking statements contained in this communication. The potential risks and uncertainties include, among others, the possibility that Extended Stay America, Inc. may be unable to obtain required stockholder approvals or that other conditions to closing the proposed mergers may not be satisfied, such that the proposed mergers will not close or that the closing may be delayed; general economic conditions; the proposed mergers may involve unexpected costs, liabilities or delays; risks that the transaction disrupts current plans and operations of the Companies; the outcome of any legal proceedings related to the proposed mergers; and the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement. For more details on these and other potential risks and uncertainties, please refer to the definitive joint proxy statement and the documents that the Companies file with the SEC. All forward-looking statements speak only as of the date of this communication or, in the case of any document incorporated by reference, the date of that document. The Companies are under no duty to update any of the forward-looking statements after the date of this document to conform to actual results, except as required by applicable law.